2014 Q4 Supplemental Information ®

Introduction Management & Investor Contacts 3 Company Overview 4 Research Coverage & Capitalization Analysis 5 2015 Guidance 6 Select Performance Information 7 Financial Information Consolidated Balance Sheet 8 Consolidated Statement of Income 9 Discontinued Operations Statement of Income 10 11 12 Net Operating Income 13 Cash Net Operating Income (Reconciliation to Net Income) 14 GAAP Net Operating Income (Reconciliation to Net Income) 15 Debt Overview 16 Debt Maturity 17 Operational & Portfolio Information Property Overview 18 Portfolio Summary by Geography 19 Top 20 Tenants & Tenant Industry Profile 20 Lease Expiration Schedule 21 Geographic Lease Expirations 22 Leasing Summary 23 Occupancy Rollforward 24 Capital Expenditure Summary 25 Transaction Activity 26 Supporting Information Definitions 27 - 28 Appendix: Pro Forma Reports - January 2015 Acquisitions 29 - 33 Forward Looking Statements: Supplemental Information - Q4 2014 2 Columbia Property Trust, Inc. This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, including our 2015 guidance, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequently filed periodic reports. On the Cover: Left - 315 Park Avenue South in New York, NY; Middle - 116 Huntington Avenue in Boston, MA; Right - 650 California Street in San Francisco, CA. Table of Contents Normalized Funds From Operations (NFFO) and Adjusted Funds From Operations (AFFO) - Cash NOI Funds From Operations (FFO), Normalized Funds From Operations (NFFO) and Adjusted Funds From Operations (AFFO) - Net Income

Columbia Property Trust, Inc. | Management & Investor Contacts

Corporate

One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328
404.465.2200
www.columbiapropertytrust.com

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Brian Berry
Senior Vice President
Eastern Region

Drew Cunningham
Senior Vice President
Real Estate Operations

David Dowdney
Senior Vice President
Western Region

Wendy Gill
Senior Vice President
Corporate Operations and
Chief Accounting Officer

Kevin Hoover
Senior Vice President
Real Estate Transactions

Board of Directors

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

Bud Carter
Independent Director

John L. Dixon
Independent Director
Chairman

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Michael S. Robb
Independent Director

Glenn J. Rufrano
Independent Director

George W. Sands
Independent Director

Neil H. Strickland
Independent Director

Thomas G. Wattles
Independent Director

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbiapropertytrust.com

Krister Romeyn
Director - Shareholder Services
T 404-465-2231
E Krister.Romeyn@columbiapropertytrust.com

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbiapropertytrust.com

Supplemental Information - Q4 2014 3

Unaudited As of Period End 12/31/2014 Select Portfolio Statistics Number of Properties / Buildings 36 / 52 Office Rentable Square Footage (in thousands) 15,428 Percent Leased 93.3% Percent Occupied 92.7% Percentage of Properties Multi-Tenant / Single (1) 69% / 31% Office Percentage of Portfolio (2) 98% Numbers of Markets / States (3) 15 / 13 Percentage of ALR from Top-10 Markets 88% Percentage of Portfolio Central Business District / Suburban (1) 58% / 42% Weighted Average Tenant Credit Rating (1) (4) A- Weighted Average Lease Term Remaining (1) 6.0 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (5) $5,216,396 Gross Real Estate Assets - Unencumbered (5) (6) $3,216,816 Total Gross Debt $1,680,884 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 61.7% Total Debt / Gross Real Estate Assets 32.2% Rating / Outlook Standard & Poor's BBB- / Positive Moody's Baa2 / Stable Number of Employees 99 (1) Based on Annualized Lease Revenue (ALR). (2) Based on square feet. (3) Includes Washington, D.C. Supplemental Information - Q4 2014 4 (6) Unencumbered assets are those not subject to mortgage debt. (4) Based on rated tenants. (5) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, (v) intangible lease origination costs, less (vi) intangible lease liabilities. Columbia Property Trust, Inc. Company Overview Columbia Property Trust, Inc. (the "Company") is a fully integrated office REIT with a focus on investing in and managing high quality commercial office properties in primary U.S. markets nationwide. As of December 31, 2014, the Company owned controlling interests in 35 office properties and one hotel, which included 52 operational buildings. These office properties comprised approximately 15.4 million square feet of commercial space and are located in 12 states and the District of Columbia. Of the office properties, 34 are wholly owned and one is owned through a consolidated subsidiary. As of December 31, 2014, the office properties were approximately 93.3% leased. The Company is based in Atlanta, GA. For more information about Columbia Property Trust, please visit our website at www.columbiapropertytrust.com. This data supplements the information provided in our reports filed with the Securities and Exchange Commission and should be reviewed in conjunction with such filings.

Columbia Property Trust, Inc. Research Coverage & Capitalization Analysis

Unaudited (in thousands except for per-share data, percentages and ratios)

	Three Months Ended				
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	124,868	124,863	124,860	124,851	129,410
Weighted-Average Shares Outstanding - Diluted	124,944	124,938	124,919	124,887	129,410
High Closing Price	$ 25.79	$ 26.09	$ 29.13	$ 27.73	$ 25.07
Low Closing Price	$ 23.80	$ 23.85	$ 26.01	$ 23.12	$ 22.16
Average Closing Price	$ 25.15	$ 25.37	$ 27.24	$ 25.15	$ 23.17
Closing Price (end of quarter)	$ 25.35	$ 23.87	$ 26.01	$ 27.25	$ 25.00
Dividends / Share (annualized)	$ 1.20	$ 1.20	$ 1.20	$ 1.20	$ 1.20
Dividend Yield (annualized) (1)	4.7%	5.0%	4.6%	4.4%	4.8%
Common Shares Outstanding (1)	124,973	124,969	124,966	124,964	124,830
Market Value of Shares (1)	$ 3,168,066	$ 2,983,010	$ 3,250,366	$ 3,405,269	$ 3,120,750
Enterprise Value (1) (2)	$ 4,848,950	$ 4,823,834	$ 4,887,010	$ 4,894,721	$ 4,610,999

Equity Research Coverage	Debt Research Coverage	Rating Agencies
Sheila McGrath Evercore T 212-497-0882	**Mark Streeter** J.P. Morgan Securities T 212-834-5086	**Lori Marks** Moody's Investor Services T 212-553-1098
Brad Burke Goldman Sachs & Co. T 917-343-2082		**Jaime Gitler** Standard & Poor's T 212-438-5049
Mitch Germain JMP Securities T 212-906-3546		
Vance Edelson Morgan Stanley T 212-761-4000		
Steve Manaker Oppenheimer & Co T 212-667-5950		

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt.

Supplemental Information - Q4 2014 5

Unaudited ($ in thousands except for per-share data) Per share Low High Net Income 0.17$ 0.23$ Real Estate Depreciation & Amortization 1.66 1.66 Funds From Operations 1.83$ 1.89$ Acquisition Fees 0.02 0.02 Normalized Funds From Operations 1.85$ 1.91$ 2015 Portfolio Assumptions Leased percentage at year end: 91% to 93% Same Store Cash NOI Growth: -3.5% to -3.0% GAAP Straight Line Rental Income: $14M to $17M General & Administrative: $31M to $33M 2015 Transaction Assumptions Dispositions: $500M to $600M Acquisitions: $588M (Completed January 2015) 2015 Other Assumptions Weighted-average common shares outstanding - diluted: 125,000 6 2015 Guidance Twelve Months Ended 12/31/2015 Columbia Property Trust, Inc. Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Friday, February 13, 2015, at 10:00 a.m. ET to discuss financial results, business highlights and provide a Company update. The number to call for this interactive teleconference is (212) 231-2902. A replay of the conference call will be available through February 20, 2015, by dialing (800) 633-8284 or (402) 977-9140 and entering the confirmation number, 21757883. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and an GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Supplemental Information - Q4 2014

Columbia Property Trust, Inc. Select Performance Information

Unaudited ($ in thousands except for square feet, per-share data, percentages and ratios)

	Twelve Months Ended		Three Months Ended				
Operating Information	**12/31/2014**	**12/31/2013**	**12/31/2014**	**9/30/2014**	**6/30/2014**	**3/31/2014**	**12/31/2013**
Percent Leased (page 24)	93.3%	92.3%	93.3%	93.5%	93.5%	92.4%	92.3%
New Leases - Square Feet (page 23)	359,239	587,127	134,072	78,043	129,729	17,395	331,701
Renewal Leases - Square Feet (page 23)	740,583	1,187,125	189,393	44,986	63,558	442,646	170,755
Rental Income (page 9)	414,541	406,907	105,215	104,938	103,821	100,567	100,639
Total Revenues (page 9)	540,797	526,578	137,891	136,981	136,757	129,168	133,387
Straight Line Rent (page 11)	8,362	21,432	2,288	2,195	1,789	2,090	3,246
Total Operating Expenses (page 9)	451,928	432,004	119,512	112,153	110,532	109,731	102,898
Recurring Capital (page 25)	61,975	63,005	20,937	10,491	11,203	19,344	18,118
Non-Recurring Capital (page 25)	28,680	15,828	5,141	7,917	13,776	1,846	2,091
Cash NOI (page 13)	337,097	363,154	80,940	86,125	86,783	83,249	86,817
Adjusted EBITDA (page 14)	324,303	350,577	79,444	81,984	84,006	78,869	84,207
Net Income (page 9)	92,635	15,720	56,226	24,988	8,021	3,400	12,927
Net Income per Share - Basic & Diluted	0.74	0.12	0.45	0.20	0.06	0.03	0.10
Normalized FFO (page 11)	255,160	278,323	61,360	64,102	66,595	63,103	67,417
Normalized FFO per Share - Basic & Diluted	2.04	2.08	0.49	0.51	0.53	0.51	0.52
AFFO (page 11)	181,815	189,784	35,108	49,400	56,034	41,273	45,943
AFFO per Share - Basic & Diluted	1.46	1.42	0.28	0.40	0.45	0.33	0.36
Dividends	149,962	191,473	37,491	37,492	37,490	37,489	37,449
Dividends per Share	1.20	1.44	0.30	0.30	0.30	0.30	0.30
Balance Sheet Information (as of period end)							
Gross Real Estate Assets (1)	5,216,396	5,090,989	5,216,396	5,497,405	5,274,020	5,077,919	5,090,989
Total Assets	4,738,878	4,592,482	4,738,878	4,883,587	4,681,371	4,548,130	4,592,482
Net Debt (2)	1,530,276	1,389,324	1,530,276	1,793,510	1,586,366	1,402,202	1,389,324
Gross Debt	1,680,884	1,490,249	1,680,884	1,840,824	1,636,644	1,489,452	1,490,249
Ratios							
NOI Margin (3)	64.8%	66.0%	62.2%	65.2%	65.5%	66.4%	64.5%
Fixed Charge Coverage Ratio (4)	4.56	4.72	4.28	4.52	4.74	4.71	4.79
Net Debt to Adjusted EBITDA (5)	4.72	3.96	4.82	5.47	4.72	4.44	4.12
Total Debt / Gross Real Estate Assets	32.2%	29.3%	32.2%	33.5%	31.0%	29.3%	29.3%
Normalized FFO Payout Ratio (6)	58.8%	68.8%	61.1%	58.5%	56.3%	59.4%	55.5%
AFFO Payout Ratio (7)	82.5%	100.9%	106.8%	75.9%	66.9%	90.8%	81.5%

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Net debt is calculated as the total principal amount of debt outstanding less cash and cash equivalents and discount on bonds payable.

(3) NOI margin is calculated as GAAP NOI divided by total GAAP revenues for continuing and discontinued operations.

(4) Fixed charge coverage is calculated as Adjusted EBITDA divided by the sum of interest expense, principal amortization, and capitalized interest.

(5) Adjusted EBITDA is annualized for purposes of the quarterly calculations.

(6) Calculated as dividends divided by Normalized FFO for the applicable period.

(7) Calculated as dividends divided by AFFO for the applicable period.

NOTE: This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 12, 14 & 15. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations can be found on pages 27 & 28.

Supplemental Information - Q4 2014 7

Unaudited (in thousands) 12/31/2014 9/30/2014 6/30/2014 3/31/2014 12/31/2013 Assets: Real estate assets, at cost: Land 785,101$ 789,967$ 749,068$ 703,552$ 706,938$ Buildings and improvements 3,686,529 3,676,473 3,662,480 3,575,295 3,580,784 Buildings and improvements, accumulated depreciation (660,098) (630,114) (641,687) (631,773) (604,497) Intangible lease asset 560,890 561,859 578,162 578,797 580,195 Intangible lease asset, accumulated amortization (313,822) (302,713) (308,341) (307,524) (298,975) Construction in progress 17,962 16,479 18,943 10,480 7,949 Real estate assets held for sale - 257,768 64,336 - - Real estate assets held for sale, accumulated depreciation - (46,637) (14,527) - - Total real estate assets 4,076,562$ 4,323,082$ 4,108,434$ 3,928,827$ 3,972,394$ Cash and cash equivalents 149,790 46,433 49,334 86,243 99,855 Tenant receivables, net of allowance for doubtful accounts 6,945 8,200 7,154 8,140 7,414 Straight line rent receivable 116,489 113,645 117,991 116,343 113,592 Prepaid expenses and other assets 52,143 28,320 27,974 39,969 32,423 Deferred financing costs, less accumulated amortization 8,426 9,334 9,527 9,588 10,388 Intangible lease origination costs 325,154 329,538 355,393 360,080 365,487 Intangible lease origination costs, accumulated amortization (219,626) (216,091) (221,615) (219,623) (216,598) Deferred lease costs 139,584 131,511 138,736 128,679 114,902 Deferred lease costs, accumulated amortization (36,589) (34,238) (33,096) (30,116) (27,375) Investment in development authority bonds 120,000 120,000 120,000 120,000 120,000 Other assets held for sale - 37,484 5,835 - - Other assets held for sale, accumulated amortization - (13,631) (4,296) - - Total assets 4,738,878$ 4,883,587$ 4,681,371$ 4,548,130$ 4,592,482$ Liabilities: Line of credit and notes payable 1,430,884$ 1,590,824$ 1,386,644$ 1,239,452$ 1,240,249$ Bonds payable 250,000 250,000 250,000 250,000 250,000 Discount on bonds payable (818) (881) (944) (1,007) (1,070) Accounts payable, accrued expenses, and accrued capital expenditures 106,276 100,911 98,737 90,096 99,678 Deferred income 24,753 26,478 24,353 24,628 21,938 Intangible lease liabilities 159,240 159,241 155,014 150,285 150,364 Intangible lease liabilities, accumulated amortization (84,935) (80,043) (78,945) (79,502) (76,500) Obligations under capital leases 120,000 120,000 120,000 120,000 120,000 Liabilities held for sale - 5,469 5,046 - - Liabilities held for sale, accumulated amortization - (2,432) (3,719) - - Total liabilities 2,005,400$ 2,169,567$ 1,956,186$ 1,793,952$ 1,804,659$ Equity: Common stock 1,249 1,249 1,249 1,249 1,248 Additional paid in capital 4,601,808 4,601,363 4,600,874 4,600,355 4,600,166 Cumulative distributions in excess of earnings (1,867,611) (1,886,346) (1,873,842) (1,844,373) (1,810,284) Other comprehensive loss (1,968) (2,246) (3,096) (3,053) (3,307) Total equity 2,733,478$ 2,714,020$ 2,725,185$ 2,754,178$ 2,787,823$ Total liabilities and equity 4,738,878$ 4,883,587$ 4,681,371$ 4,548,130$ 4,592,482$ Supplemental Information - Q4 2014 8 Columbia Property Trust, Inc. Consolidated Balance Sheet As of Period End

Unaudited (in thousands, except per-share amounts) 12/31/2014 9/30/2014 6/30/2014 3/31/2014 12/31/2013 Revenues: Rental income 105,215$ 104,938$ 103,821$ 100,567$ 100,639$ Tenant reimbursements 24,847 23,861 22,934 23,733 24,292 Hotel income 5,587 6,732 6,505 4,061 5,452 Other property income (1) 413 573 359 360 519 Lease termination income (2) 1,829 877 3,138 447 2,485 Total revenues 137,891$ 136,981$ 136,757$ 129,168$ 133,387$ Operating expenses: Property operating costs 44,766 41,144 38,832 38,980 40,123 Hotel operating costs 4,923 5,039 4,689 4,141 4,566 Asset and property management fees 612 682 675 289 289 Depreciation 30,313 29,980 30,169 27,304 27,285 Amortization 20,625 19,476 20,221 18,521 19,121 Impairment loss on real estate assets 10,148 - 1,432 13,550 - General and administrative 8,081 7,836 8,412 6,946 8,210 Listing costs - - - - 3,304 Acquisition fees and expenses 44 7,996 6,102 - - Total operating expenses 119,512$ 112,153$ 110,532$ 109,731$ 102,898$ Operating income 18,379$ 24,828$ 26,225$ 19,437$ 30,489$ Other income (expense): Interest expense (17,868) (17,473) (17,060) (16,110) (16,520) Capital lease obligation interest expense (1,800) (1,800) (1,800) (1,800) (6,671) Development authority bond income 1,800 1,800 1,800 1,800 6,671 Interest and other income 60 3 2 10 9 Interest rate swap valuation adjustment 1,322 1,300 1,227 1,097 1,176 Interest expense associated with interest rate swaps (1,330) (1,328) (1,332) (1,327) (1,320) Loss on early extinguishment of debt (23) - - - - Total other income (expense) (17,839)$ (17,498)$ (17,163)$ (16,330)$ (16,655)$ 540$ 7,330$ 9,062$ 3,107$ 13,834$ Income tax (expense) benefit (246) (409) (351) 344 146 294$ 6,921$ 8,711$ 3,451$ 13,980$ Gain on sale of real estate assets 56,668 18,607 - - - Income from continuing operations 56,962$ 25,528$ 8,711$ 3,451$ 13,980$ Discontinued operations: Operating income (loss) (87) (540) (40) 277 (2,264) Gain (loss) from sale of discontinued operations (649) - (650) (328) 1,211 Loss from discontinued operations (736)$ (540)$ (690)$ (51)$ (1,053)$ 56,226$ 24,988$ 8,021$ 3,400$ 12,927$ 124,868 124,863 124,860 124,851 129,410 0.45$ 0.20$ 0.06$ 0.03$ 0.10$ 124,944 124,938 124,919 124,887 129,410 0.45$ 0.20$ 0.06$ 0.03$ 0.10$ (1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q4 2014 9 (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective (2) Includes adjustments for straight-line rent related to lease terminations. Columbia Property Trust, Inc. Net income per share - basic Net income Weighted-average common shares outstanding - basic Weighted-average common shares outstanding - diluted Net income per share - diluted Consolidated Statement of Income Three Months Ended Income before income tax (expense) benefit and gains on sale of real estate assets Income from continuing operations before gains on sale of real estate assets

Columbia Property Trust, Inc. Discontinued Operations Statement of Income

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	12/31/2014	**9/30/2014**	**6/30/2014**	**3/31/2014**	**12/31/2013**
Revenues:					
Rental income	$ -	$ -	$ 1	$ 3	$ 5,360
Tenant reimbursements	-	15	151	(51)	1,354
Total revenues	**$ -**	**$ 15**	**$ 152**	**$ (48)**	**$ 6,714**
Operating expenses:					
Property operating costs	8	7	82	(347)	2,519
Asset and property management fees	-	-	-	7	52
Depreciation	-	-	-	-	404
Amortization	-	-	-	-	878
General and administrative	79	548	110	18	69
Total operating expenses	**$ 87**	**$ 555**	**$ 192**	**$ (322)**	**$ 3,922**
Operating income (loss)	**$ (87)**	**$ (540)**	**$ (40)**	**$ 274**	**$ 2,792**
Other income (expense):					
Interest expense	-	-	-	-	(425)
Interest and other income	-	-	-	3	69
Loss on the early extinguishment of debt	-	-	-	-	(4,709)
Total other income (expense)	**$ -**	**$ -**	**$ -**	**$ 3**	**$ (5,065)**
Income (loss) before income tax (expense) benefit	**$ (87)**	**$ (540)**	**$ (40)**	**$ 277**	**$ (2,273)**
Income tax benefit	-	-	-	-	9
Operating income (loss) from discontinued operations	**$ (87)**	**$ (540)**	**$ (40)**	**$ 277**	**$ (2,264)**
Gain (loss) on disposition of discontinued operations	(649)	-	(650)	(328)	1,211
Gain (loss) from sale of discontinued operations	**$ (649)**	**$ -**	**$ (650)**	**$ (328)**	**$ 1,211**
Loss from discontinued operations	**$ (736)**	**$ (540)**	**$ (690)**	**$ (51)**	**$ (1,053)**
Weighted-average common shares outstanding - basic	124,868	124,863	124,860	124,851	129,410
Loss per share - basic	**$ (0.01)**	**$ (0.00)**	**$ (0.01)**	**$ (0.00)**	**$ (0.01)**
Weighted-average common shares outstanding - diluted	124,944	124,938	124,919	124,887	129,410
Loss per share - diluted	**$ (0.01)**	**$ (0.00)**	**$ (0.01)**	**$ (0.00)**	**$ (0.01)**

Supplemental Information - Q4 2014 10

Columbia Property Trust, Inc.
Normalized Funds From Operations (NFFO) and Adjusted Funds From Operations (AFFO) - Cash NOI

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Net Operating Income - Cash Basis	**$ 80,940**	**$ 86,125**	**$ 86,783**	**$ 83,249**	**$ 86,817**
Lease termination income - cash (1) (2)	1,254	(181)	6,314	181	2,056
General and administrative (G&A)	(8,081)	(7,836)	(8,412)	(6,946)	(8,210)
Shelf registration costs	-	269	-	-	-
Stock based compensation expense in G&A (3)	464	488	516	507	855
Straight-line rent receivable write-off in G&A (4)	203	-	114	-	70
Interest expense - cash (net)	(18,410)	(18,017)	(17,617)	(16,700)	(17,186)
Income tax (expense) benefit	(246)	(409)	(351)	344	146
Discontinued operations adjustments	(79)	(548)	(110)	(18)	(487)
Recurring capital expenditures (2) (5)	(20,937)	(10,491)	(11,203)	(19,344)	(18,118)
AFFO	**$ 35,108**	**$ 49,400**	**$ 56,034**	**$ 41,273**	**$ 45,943**
Additional amortization of lease assets (liabilities) (2) (6)	2,555	931	924	276	85
Straight-line rental income (2)	2,288	2,195	1,789	2,090	3,246
Straight-line lease termination income	372	1,058	(3,290)	266	359
Gain on interest rate swaps	1,322	1,300	1,227	1,097	1,176
Stock based compensation expense in G&A (3)	(464)	(488)	(516)	(507)	(855)
Non-cash interest expense (2) (7)	(758)	(785)	(776)	(736)	(655)
Total other non-cash adjustments	5,315	4,211	(642)	2,486	3,356
Recurring capital expenditures (2) (5)	20,937	10,491	11,203	19,344	18,118
Normalized FFO	**$ 61,360**	**$ 64,102**	**$ 66,595**	**$ 63,103**	**$ 67,417**
Weighted-average common shares outstanding - basic	124,868	124,863	124,860	124,851	129,410
Normalized FFO per share (basic)	**$ 0.49**	**$ 0.51**	**$ 0.53**	**$ 0.51**	**$ 0.52**
AFFO per share (basic)	**$ 0.28**	**$ 0.40**	**$ 0.45**	**$ 0.33**	**$ 0.36**
Weighted-average common shares outstanding - diluted	124,944	124,938	124,919	124,887	129,410
Normalized FFO per share (diluted)	**$ 0.49**	**$ 0.51**	**$ 0.53**	**$ 0.51**	**$ 0.52**
AFFO per share (diluted)	**$ 0.28**	**$ 0.40**	**$ 0.45**	**$ 0.33**	**$ 0.36**

(1) Excludes adjustments for straight line-rent related to lease terminations.

(2) Includes amounts attributable to consolidated properties, including both continuing and discontinued operations.

(3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(4) Includes adjustments for straight line-rent related to lease terminations within general and administrative expense.

(5) See page 28 of this supplemental report for a description of Recurring Capital Expenditures.

(6) GAAP implicitly assumes that the value of intangible lease assets (liabilities) diminishes predictably over time and, thus, requires these charges to be recognized ratably over the respective lease terms. Such intangible lease assets (liabilities) arise from the allocation of acquisition price related to direct costs associated with obtaining a new tenant, the value of opportunity costs associated with lost rentals, the value of tenant relationships, and the value of effective rental rates of in-place leases that are above or below market rates of comparable leases at the time of acquisition. Like real estate values, market lease rates in aggregate have historically risen or fallen with local market conditions.

(7) This item represents amortization of financing costs paid in connection with executing our debt instruments, and the accretion of premiums (and amortization of discounts) on certain of our debt instruments. GAAP requires these items to be recognized over the remaining term of the respective debt instrument, which may not correlate with the ongoing operations of our real estate portfolio.

Supplemental Information - Q4 2014 11

Columbia Property Trust, Inc.

Funds From Operations (FFO), Normalized Funds From Operations (NFFO) and Adjusted Funds From Operations (AFFO) - Net Income

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Net Income	$ 92,635	$ 15,720	$ 56,226	$ 24,988	$ 8,021	$ 3,400	$ 12,927
Depreciation of real estate assets (1)	117,766	119,835	30,313	29,980	30,169	27,304	27,689
Amortization of lease-related costs (1)	78,843	86,300	20,625	19,476	20,221	18,521	19,999
(Gain) loss on sale of real estate assets - disc. operations	1,627	(11,225)	649	-	650	328	(1,211)
Gain on sale of real estate assets - continuing operations	(75,275)	-	(56,668)	(18,607)	-	-	-
Impairment loss on real estate assets (1)	25,130	29,737	10,148	-	1,432	13,550	-
FFO	$ 240,726	$ 240,367	$ 61,293	$ 55,837	$ 60,493	$ 63,103	$ 59,404
Real estate acquisition-related costs	14,142	-	44	7,996	6,102	-	-
Listing costs	-	4,060	-	-	-	-	3,304
Shelf registration costs	269	-	-	269	-	-	-
Loss on early extinguishment of debt	23	4,709	23	-	-	-	4,709
Consulting and transition services fees (2)	-	29,187	-	-	-	-	-
Normalized FFO	$ 255,160	$ 278,323	$ 61,360	$ 64,102	$ 66,595	$ 63,103	$ 67,417
Additional amortization of lease assets (liabilities) (3)	(4,686)	(1,668)	(2,555)	(931)	(924)	(276)	(85)
Straight-line rental income (1)	(8,362)	(21,432)	(2,288)	(2,195)	(1,789)	(2,090)	(3,246)
Straight-line lease termination income	1,594	(1,361)	(372)	(1,058)	3,290	(266)	(359)
Gain on interest rate swaps	(4,946)	(5,530)	(1,322)	(1,300)	(1,227)	(1,097)	(1,176)
Stock based compensation expense in G&A (4)	1,975	855	464	488	516	507	855
Non-cash interest expense (5)	3,055	3,602	758	785	776	736	655
Total other non-cash adjustments	(11,370)	(25,534)	(5,315)	(4,211)	642	(2,486)	(3,356)
Recurring capital expenditures (1) (6)	(61,975)	(63,005)	(20,937)	(10,491)	(11,203)	(19,344)	(18,118)
AFFO	$ 181,815	$ 189,784	$ 35,108	$ 49,400	$ 56,034	$ 41,273	$ 45,943
Weighted-average common shares outstanding - basic	124,860	134,085	124,868	124,863	124,860	124,851	129,410
Normalized FFO per share (basic)	$ 2.04	$ 2.08	$ 0.49	$ 0.51	$ 0.53	$ 0.51	$ 0.52
AFFO per share (basic)	$ 1.46	$ 1.42	$ 0.28	$ 0.40	$ 0.45	$ 0.33	$ 0.36
Weighted-average common shares outstanding - diluted	124,918	134,085	124,944	124,938	124,919	124,887	129,410
Normalized FFO per share (diluted)	$ 2.04	$ 2.08	$ 0.49	$ 0.51	$ 0.53	$ 0.51	$ 0.52
AFFO per share (diluted)	$ 1.46	$ 1.42	$ 0.28	$ 0.40	$ 0.45	$ 0.33	$ 0.36

(1) Includes amounts attributable to consolidated properties, including both continuing and discontinued operations.

(2) Includes nonrecurring fees incurred under the consulting and transition services agreements. See our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Annual Report on Form 10-K for the year ended December 31, 2012 for a description of these fees.

(3) GAAP implicitly assumes that the value of intangible lease assets (liabilities) diminishes predictably over time and, thus, requires these charges to be recognized ratably over the respective lease terms. Such intangible lease assets (liabilities) arise from the allocation of acquisition price related to direct costs associated with obtaining a new tenant, the value of opportunity costs associated with lost rentals, the value of tenant relationships, and the value of effective rental rates of in-place leases that are above or below market rates of comparable leases at the time of acquisition. Like real estate values, market lease rates in aggregate have historically risen or fallen with local market conditions.

(4) This item represents the noncash impact of compensation expense related to stock granted under our 2013 Long-Term Incentive Plan.

(5) This item represents amortization of financing costs paid in connection with executing our debt instruments, and the accretion of premiums (and amortization of discounts) on certain of our debt instruments. GAAP requires these items to be recognized over the remaining term of the respective debt instrument, which may not correlate with the ongoing operations of our real estate portfolio.

(6) See page 28 of this supplemental report for a description of Recurring Capital Expenditures.

Supplemental Information - Q4 2014 12

Columbia Property Trust, Inc. Net Operating Income

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
GAAP Basis							
Revenues:							
Rental Income	$ 374,070	$ 372,101	$ 94,415	$ 93,857	$ 92,924	$ 92,874	$ 92,264
Tenant Reimbursements	92,205	85,944	23,926	23,430	21,969	22,880	23,186
Hotel Income	22,885	23,756	5,587	6,732	6,505	4,061	5,452
Other Property Income	1,699	1,867	406	573	359	361	837
Total Revenues	**$ 490,859**	**$ 483,668**	**$ 124,334**	**$ 124,592**	**$ 121,757**	**$ 120,176**	**$ 121,739**
Operating Expenses:							
Property Operating Costs	(154,744)	(151,583)	(41,087)	(39,070)	(36,805)	(37,782)	(39,423)
Hotel Operating Costs	(18,792)	(18,340)	(4,923)	(5,039)	(4,689)	(4,141)	(4,566)
Total Operating Expenses	**$ (173,536)**	**$ (169,923)**	**$ (46,010)**	**$ (44,109)**	**$ (41,494)**	**$ (41,923)**	**$ (43,989)**
Net Operating Income GAAP - Same Store	**$ 317,323**	**$ 313,745**	**$ 78,324**	**$ 80,483**	**$ 80,263**	**$ 78,253**	**$ 77,750**
Net Operating Income from:							
Acquisitions (1)	12,239	-	7,234	3,136	1,869	-	-
Dispositions (2)	20,852	73,708	175	5,658	7,532	7,487	12,576
Net Operating Income GAAP - Total	**$ 350,414**	**$ 387,453**	**$ 85,733**	**$ 89,277**	**$ 89,664**	**$ 85,740**	**$ 90,326**
Cash Basis							
Revenues:							
Rental Income	$ 364,283	$ 354,477	$ 92,102	$ 91,500	$ 90,622	$ 90,059	$ 89,190
Tenant Reimbursements	92,205	85,944	23,926	23,430	21,969	22,880	23,186
Hotel Income	22,885	23,756	5,587	6,732	6,505	4,061	5,452
Other Property Income	1,699	1,867	405	573	359	362	837
Total Revenues	**$ 481,072**	**$ 466,044**	**$ 122,020**	**$ 122,235**	**$ 119,455**	**$ 117,362**	**$ 118,665**
Operating Expenses:							
Property Operating Costs	(151,748)	(148,587)	(40,338)	(38,321)	(36,056)	(37,033)	(38,674)
Hotel Operating Costs	(18,792)	(18,340)	(4,923)	(5,039)	(4,689)	(4,141)	(4,566)
Total Operating Expenses	**$ (170,540)**	**$ (166,927)**	**$ (45,261)**	**$ (43,360)**	**$ (40,745)**	**$ (41,174)**	**$ (43,240)**
Net Operating Income Cash - Same Store	**$ 310,532**	**$ 299,117**	**$ 76,759**	**$ 78,875**	**$ 78,710**	**$ 76,188**	**$ 75,425**
Net Operating Income from:							
Acquisitions (1)	6,759	-	4,009	1,807	943	-	-
Dispositions (2)	19,806	64,037	172	5,443	7,130	7,061	11,392
Net Operating Income Cash - Total	**$ 337,097**	**$ 363,154**	**$ 80,940**	**$ 86,125**	**$ 86,783**	**$ 83,249**	**$ 86,817**
Reconciliation of GAAP to Cash Net Operating Income							
Net Operating Income GAAP - Total	**$ 350,414**	**$ 387,453**	**$ 85,733**	**$ 89,277**	**$ 89,664**	**$ 85,740**	**$ 90,326**
Less amounts included in GAAP basis rental income:							
Straight-line rental inc. (excluding lease terminations) (3)	(8,362)	(21,432)	(2,288)	(2,195)	(1,789)	(2,090)	(3,246)
Net effect of above/(below) lease market amortization (3)	(4,955)	(2,867)	(2,505)	(957)	(1,092)	(401)	(263)
Net Operating Income Cash - Total	**$ 337,097**	**$ 363,154**	**$ 80,940**	**$ 86,125**	**$ 86,783**	**$ 83,249**	**$ 86,817**

(1) Includes the following acquisitions: 650 California Street and 221 Main Street.

(2) Includes the following dispositions: Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, 180 Park Avenue #103, 2500 Windy Ridge Parkway, 4200 Wildwood Parkway, 4100-4300 Wildwood Parkway, 120 Eagle Rock, 919 Hidden Ridge, 4300 Centreway Place, One Century Place, Sterling Commerce Center, Chase Center Building, 4241 Irwin Simpson, 8990 Duke Road, 11200 West Parkland Avenue, College Park Plaza, 1200 Morris Drive, 13655 Riverport Drive, 15815 & 16201 25th Avenue West, and 333 & 777 Republic Drive.

(3) Includes amounts attributable to consolidated properties, including both continuing and discontinued operations.

Supplemental Information - Q4 2014 13

Columbia Property Trust, Inc.

Cash Net Operating Income
(Reconciliation to Net Income)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Net Income	$ 92,635	$ 15,720	$ 56,226	$ 24,988	$ 8,021	$ 3,400	$ 12,927
Interest expense (net)	75,681	101,941	19,638	19,273	18,860	17,910	23,191
Interest income from development authority bonds	(7,200)	(33,992)	(1,800)	(1,800)	(1,800)	(1,800)	(6,671)
Income tax expense (benefit)	662	500	246	409	351	(344)	(146)
Depreciation	117,766	108,105	30,313	29,980	30,169	27,304	27,285
Amortization	78,843	78,710	20,625	19,476	20,221	18,521	19,121
EBITDA	$ 358,387	$ 270,984	$ 125,248	$ 92,326	$ 75,822	$ 64,991	$ 75,707
Impairment loss	25,130	-	10,148	-	1,432	13,550	-
Gain on sale of real estate assets	(75,275)	-	(56,668)	(18,607)	-	-	-
Listing costs	-	4,060	-	-	-	-	3,304
Shelf registration costs	269	-	-	269	-	-	-
Real estate acquisition-related costs	14,142	-	44	7,996	6,102	-	-
Loss on early extinguishment of debt	23	-	23	-	-	-	-
Consulting and transition services fees (1)	-	29,187	-	-	-	-	-
Discontinued operations adjustments	1,627	46,346	649	-	650	328	5,196
Adjusted EBITDA	$ 324,303	$ 350,577	$ 79,444	$ 81,984	$ 84,006	$ 78,869	$ 84,207
Asset management fees (2)	-	5,083	-	-	-	-	-
General and administrative	31,275	32,679	8,081	7,836	8,412	6,946	8,210
Shelf registration costs in G&A	(269)	-	-	(269)	-	-	-
Interest rate swap valuation adjustment	(4,946)	(5,530)	(1,322)	(1,300)	(1,227)	(1,097)	(1,176)
Interest expense associated with interest rate swaps	5,317	5,872	1,330	1,328	1,332	1,327	1,320
Lease termination income - cash (3)	(7,568)	(2,062)	(1,254)	181	(6,314)	(181)	(2,056)
Straight line rental income (2)	(8,362)	(21,432)	(2,288)	(2,195)	(1,789)	(2,090)	(3,246)
Straight line lease termination income	1,594	(1,361)	(372)	(1,058)	3,290	(266)	(359)
Net effect of above/(below) market amortization	(4,956)	(1,547)	(2,505)	(957)	(1,092)	(402)	(118)
Non-cash property operations (4)	(46)	136	(253)	27	55	125	(12)
Operating loss from discontinued operations - cash basis	755	739	79	548	110	18	47
Net Operating Income - Cash Basis	$ 337,097	$ 363,154	$ 80,940	$ 86,125	$ 86,783	$ 83,249	$ 86,817
Less Net Operating Income from:							
Acquisitions (5)	(6,759)	-	(4,009)	(1,807)	(943)	-	-
Dispositions (6)	(19,806)	(64,037)	(172)	(5,443)	(7,130)	(7,061)	(11,392)
Same Store NOI - Cash Basis	$ 310,532	$ 299,117	$ 76,759	$ 78,875	$ 78,710	$ 76,188	$ 75,425

(1) Includes nonrecurring fees incurred under the consulting and transition services agreements. See our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Annual Report on Form 10-K for the year ended December 31, 2012 for a description of these fees.

(2) Includes amounts attributable to consolidated properties, including both continuing and discontinued operations.

(3) Excludes adjustments for straight line-rent related to lease terminations.

(4) Includes adjustments for straight line-rent related to lease terminations within general and administrative expense.

(5) Includes the following acquisitions: 650 California Street and 221 Main Street.

(6) Includes the following dispositions: Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, 180 Park Avenue #103, 2500 Windy Ridge Parkway, 4200 Wildwood Parkway, 4100-4300 Wildwood Parkway, 120 Eagle Rock, 919 Hidden Ridge, 4300 Centreway Place, One Century Place, Sterling Commerce Center, Chase Center Building, 4241 Irwin Simpson, 8990 Duke Road, 11200 West Parkland Avenue, College Park Plaza, 1200 Morris Drive, 13655 Riverport Drive, 15815 & 16201 25th Avenue West, and 333 & 777 Republic Drive.

Supplemental Information - Q4 2014 14

Columbia Property Trust, Inc.
GAAP Net Operating Income (Reconciliation to Net Income)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2014	12/31/2013	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Net Income	**$ 92,635**	**$ 15,720**	**$ 56,226**	**$ 24,988**	**$ 8,021**	**$ 3,400**	**$ 12,927**
Interest expense (net)	75,681	101,941	19,638	19,273	18,860	17,910	23,191
Interest income from development authority bonds	(7,200)	(33,992)	(1,800)	(1,800)	(1,800)	(1,800)	(6,671)
Income tax expense (benefit)	662	500	246	409	351	(344)	(146)
Depreciation	117,766	108,105	30,313	29,980	30,169	27,304	27,285
Amortization	78,843	78,710	20,625	19,476	20,221	18,521	19,121
EBITDA	**$ 358,387**	**$ 270,984**	**$ 125,248**	**$ 92,326**	**$ 75,822**	**$ 64,991**	**$ 75,707**
Impairment loss	25,130	-	10,148	-	1,432	13,550	-
Gain on sale of real estate assets	(75,275)	-	(56,668)	(18,607)	-	-	-
Listing costs	-	4,060	-	-	-	-	3,304
Shelf registration costs	269	-	-	269	-	-	-
Real estate acquisition-related costs	14,142	-	44	7,996	6,102	-	-
Loss on early extinguishment of debt	23	-	23	-	-	-	-
Consulting and transition services fees (1)	-	29,187	-	-	-	-	-
Discontinued operations adjustments	1,627	46,346	649	-	650	328	5,196
Adjusted EBITDA	**$ 324,303**	**$ 350,577**	**$ 79,444**	**$ 81,984**	**$ 84,006**	**$ 78,869**	**$ 84,207**
Asset management fees (2)	-	5,083	-	-	-	-	-
General and administrative	31,275	32,679	8,081	7,836	8,412	6,946	8,210
Shelf registration costs in G&A	(269)	-	-	(269)	-	-	-
Interest rate swap valuation adjustment	(4,946)	(5,530)	(1,322)	(1,300)	(1,227)	(1,097)	(1,176)
Interest expense associated with interest rate swaps	5,317	5,872	1,330	1,328	1,332	1,327	1,320
Lease termination income (3)	(6,291)	(3,491)	(1,829)	(877)	(3,138)	(447)	(2,485)
Operating loss from discontinued operations - GAAP basis	1,025	2,263	29	575	279	142	250
Net Operating Income - GAAP Basis	**$ 350,414**	**$ 387,453**	**$ 85,733**	**$ 89,277**	**$ 89,664**	**$ 85,740**	**$ 90,326**
Less Net Operating Income from:							
Acquisitions (4)	(12,239)	-	(7,234)	(3,136)	(1,869)	-	-
Dispositions (5)	(20,852)	(73,708)	(175)	(5,658)	(7,532)	(7,487)	(12,576)
Same Store NOI - GAAP Basis	**$ 317,323**	**$ 313,745**	**$ 78,324**	**$ 80,483**	**$ 80,263**	**$ 78,253**	**$ 77,750**

(1) Includes nonrecurring fees incurred under the consulting and transition services agreements. See our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Annual Report on Form 10-K for the year ended December 31, 2012 for a description of these fees.

(2) Includes amounts attributable to consolidated properties, including both continuing and discontinued operations.

(3) Includes adjustments for straight line-rent related to lease terminations.

(4) Includes the following acquisitions: 650 California Street and 221 Main Street.

(5) Includes the following dispositions: Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, 180 Park Avenue #103, 2500 Windy Ridge Parkway, 4200 Wildwood Parkway, 4100-4300 Wildwood Parkway, 120 Eagle Rock, 919 Hidden Ridge, 4300 Centreway Place, One Century Place, Sterling Commerce Center, Chase Center Building, 4241 Irwin Simpson, 8990 Duke Road, 11200 West Parkland Avenue, College Park Plaza, 1200 Morris Drive, 13655 Riverport Drive, 15815 & 16201 25th Avenue West, and 333 & 777 Republic Drive.

Supplemental Information - Q4 2014 15

Columbia Property Trust, Inc. Debt Overview

Unaudited ($ in thousands) (at 12/31/2014)

Facility	Maturity	Rate	Rate Type	Balance	% of Total Debt
Secured					
333 Market Street Building mortgage note (1)	July-15	4.75%	Fixed	$ 206,810	12.3%
SanTan Corporate Center mortgage notes	October-16	5.83%	Fixed	39,000	2.3%
221 Main Street mortgage note	May-17	3.95%	Fixed	73,000	4.4%
100 East Pratt Street Building mortgage note (2)	June-17	5.08%	Fixed	105,000	6.3%
215 Diehl Road Building mortgage note	July-17	5.55%	Fixed	21,000	1.3%
263 Shuman Boulevard Building mortgage note	July-17	5.55%	Fixed	49,000	2.9%
One Glenlake Building mortgage note	December-18	5.80%	Fixed	32,074	1.9%
650 California Street mortgage note	July-19	3.60%	Fixed	130,000	7.7%
Market Square Buildings mortgage note	July-23	5.07%	Fixed	325,000	19.3%
Weighted Average / Subtotal	**4.3 Years**	**4.81%**		**$ 980,884**	**58.4%**
Unsecured					
$450 Million Term Loan (3)	February-16	2.07%	Fixed	$ 450,000	26.8%
Revolving Credit Facility ($500 MM) (4)	August-17	LIBOR + 110 bps	Floating	-	0.0%
5.875% Unsecured Senior Notes	April-18	5.88%	Fixed	249,182	14.8%
Weighted Average / Subtotal	**1.9 Years**	**3.43%**		**$ 699,182**	**41.6%**
Weighted Average / Total	**3.3 Years**	**4.24%**		**$ 1,680,066**	**100.0%**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	3.3 Years	4.24%		$ 1,680,066	100.0%
Floating Rate Debt	-	0.00%		-	0.0%
Total	**3.3 Years**	**4.24%**		**$ 1,680,066**	**100.0%**

Bond Covenant Compliance (As defined in Indenture Agreement)	Metric	Actual (12/31/14)
Aggregate Debt Test	Max 60%	30%
Debt Service Test	Min 1.50x	4.01x
Secured Debt Test	Max 40%	18%
Maintenance of Total Unencumbered Assets	Min 150%	497%

Term Loan / Revolving Credit Facility Covenant Compliance (As defined in Credit Agreement)	Metric	Actual (12/31/14)
Secured Debt To Total Asset Value Ratio	Max 40%	18%
Interest Coverage Ratio (adjusted EBITDA)	Min 1.75x	3.80x
Debt to Total Asset Value Ratio	Max 50%	33%
Unencumbered Interest Coverage Ratio	Min 2.00x	7.22x
Unencumbered Asset Coverage Ratio	Min 2.00x	4.88

(1) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the 333 Market Street Building mortgage note at 4.75% per annum and terminates on July 1, 2015. This interest rate swap agreement does not qualify for hedge accounting treatment; therefore, changes in fair value are recorded as a gain or loss on interest rate swaps in our consolidated statements of operations.

(2) Loan is eligible for repayment without penalty beginning July 11, 2015.

(3) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $450 Million Term Loan at 2.07% per annum and terminates on February 3, 2016. The spread over the swapped rate is based on the company's credit rating with a range from 1.15% to 1.95%. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income. This loan carries two 1-year extension options.

(4) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 1.00% to 1.70% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.70% based on credit rating. This facility carries one 1-year extension option.

Supplemental Information - Q4 2014 16

Unaudited ($ in thousands) (at 12/31/2014) Maturity Year Secured Debt Balance Unsecured Debt Balance Total Debt Balance % of Total Debt Weighted Average Rate - Qtr (1) % of Gross Real Estate Assets 2015 206,810$ -$ 206,810$ 12.3% 4.75% 4.0% 2016 39,000 450,000 489,000 29.1% 2.37% 9.4% 2017 248,000 - 248,000 14.9% 4.88% 4.7% 2018 32,074 249,182 281,256 16.7% 5.87% 5.4% 2019 130,000 - 130,000 7.7% 3.60% 2.5% 2023 325,000 - 325,000 19.3% 5.07% 6.2% Total 980,884$ 699,182$ 1,680,066$ 100.0% 4.24% 32.2% % of Total Debt 58.4% 41.6% Supplemental Information - Q4 2014 17 (1) Includes effective rates on variable rate loans swapped to fixed. Columbia Property Trust, Inc. Debt Maturity $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 Debt Maturity Schedule Mortgage Debt Term Loan Bonds 5.07% 4.75% 2.37% 4.88% 5.87% 3.60%

Columbia Property Trust, Inc. Property Overview

Unaudited (SF & $ in thousands) (at 12/31/2014)

Property	Market	Ownership %	Secured Debt?	Annualized Lease Revenue (ALR)	% of ALR	ALR / Leased S.F.	Rentable S.F.	Leased S.F.	% Leased
UNIVERSITY CIRCLE	San Francisco, CA	100%		$ 34,214	7.0%	$ 76.71	451	446	98.9%
333 MARKET STREET	San Francisco, CA	100%	Yes	24,077	4.9%	36.65	657	657	100.0%
650 CALIFORNIA STREET	San Francisco, CA	100%	Yes	20,127	4.1%	47.58	478	423	88.5%
221 MAIN STREET	San Francisco, CA	100%	Yes	15,682	3.2%	46.12	388	340	87.6%
Subtotal - San Francisco				94,100	19.2%	50.43	1,974	1,866	94.5%
MARKET SQUARE	Washington, D.C.	100%	Yes	48,161	9.8%	76.81	684	627	91.7%
80 M STREET	Washington, D.C.	100%		12,911	2.6%	51.44	285	251	88.1%
Subtotal - Washington, D.C.				61,072	12.4%	69.56	969	878	90.6%
INTERNATIONAL FINANCIAL TOWER	Northern New Jersey	100%		23,136	4.7%	37.26	630	621	98.6%
80 PARK PLAZA	Northern New Jersey	100%		20,735	4.2%	21.58	961	961	100.0%
180 PARK AVENUE	Northern New Jersey	100%		3,880	0.8%	26.39	224	147	65.6%
170 PARK AVENUE	Northern New Jersey	100%		-	0.0%	-	145	-	0.0%
Subtotal - Northern New Jersey				47,751	9.7%	27.62	1,960	1,729	88.2%
5 HOUSTON CENTER	Houston, TX	100%		26,713	5.4%	51.37	581	520	89.5%
ENERGY CENTER I	Houston, TX	100%		12,350	2.5%	37.20	332	332	100.0%
515 POST OAK	Houston, TX	100%		2,712	0.6%	19.37	275	140	50.9%
Subtotal - Houston				41,775	8.5%	42.11	1,188	992	83.5%
KEY CENTER TOWER	Cleveland, OH	100%		38,526	7.9%	32.08	1,276	1,201	94.1%
KEY CENTER MARRIOTT (HOTEL)	Cleveland, OH	100%		-	0.0%	-	-	-	0.0%
Subtotal - Cleveland				38,526	7.9%	32.08	1,276	1,201	94.1%
LINDBERGH CENTER	Atlanta, GA	100%		21,704	4.4%	22.73	955	955	100.0%
ONE GLENLAKE PARKWAY	Atlanta, GA	100%	Yes	9,014	1.8%	28.62	349	315	90.3%
THREE GLENLAKE PARKWAY	Atlanta, GA	100%		7,331	1.5%	20.65	355	355	100.0%
Subtotal - Atlanta				38,049	7.7%	23.41	1,659	1,625	98.0%
100 EAST PRATT	Baltimore, MD	100%	Yes	25,485	5.2%	39.45	653	646	98.9%
1580 WEST NURSERY ROAD	Baltimore, MD	100%		8,048	1.6%	25.55	315	315	100.0%
Subtotal - Baltimore				33,533	6.8%	34.89	968	961	99.3%
ACXIOM	Chicago, IL	100%		6,990	1.4%	21.71	322	322	100.0%
263 SHUMAN BOULEVARD	Chicago, IL	100%	Yes	6,672	1.4%	18.85	354	354	100.0%
HIGHLAND LANDMARK III	Chicago, IL	100%		5,922	1.2%	30.53	273	194	71.1%
THE CORRIDORS III	Chicago, IL	100%		5,565	1.1%	25.07	222	222	100.0%
215 DIEHL ROAD	Chicago, IL	100%	Yes	4,177	0.9%	25.78	162	162	100.0%
544 LAKEVIEW	Chicago, IL	100% (1)		1,482	0.3%	20.87	139	71	51.1%
BANNOCKBURN LAKE III	Chicago, IL	100%		-	0.0%	-	106	-	0.0%
Subtotal - Chicago				30,808	6.3%	23.25	1,578	1,325	84.0%
222 EAST 41ST STREET	New York, NY	100%		28,111	5.7%	79.41	372	354	95.2%
550 KING STREET BUILDINGS	Boston, MA	100%		10,484	2.1%	21.40	490	490	100.0%
ROBBINS ROAD	Boston, MA	100%		9,465	1.9%	20.67	458	458	100.0%
Subtotal - Boston				19,949	4.0%	21.04	948	948	100.0%
CRANBERRY WOODS DRIVE	Pittsburgh, PA	100%		15,329	3.1%	18.60	824	824	100.0%
SOUTH JAMAICA STREET	Denver, CO	100%		13,035	2.7%	27.27	478	478	100.0%
PASADENA CORPORATE PARK	Los Angeles, CA	100%		7,781	1.6%	31.38	264	248	93.9%
STERLING COMMERCE	Dallas, TX	100%		7,718	1.6%	24.90	310	310	100.0%
800 NORTH FREDERICK	Suburban Maryland	100%		7,219	1.5%	18.37	393	393	100.0%
SANTAN CORPORATE CENTER	Phoenix, AZ	100%	Yes	6,151	1.3%	23.48	267	262	98.1%
Total - All Properties				**$ 490,907**	**100.0%**	**$ 34.10**	**15,428**	**14,394**	**93.3%**

(1) 544 Lakeview is owned through a subsidiary in which Columbia Property Trust holds a 50% ownership interest, and holds a 100% economic interest.

Supplemental Information - Q4 2014 18

Columbia Property Trust, Inc. Portfolio Summary by Geography

Unaudited (SF & $ in thousands) (at 12/31/2014)

Geography	State	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Rentable Square Footage	Leased Square Footage	% Leased
San Francisco	CA	4	$ 94,100	19.2%	1,974	1,866	94.5%
Washington, D.C.	DC	2	61,072	12.4%	969	878	90.6%
Northern New Jersey	NJ	4	47,751	9.7%	1,960	1,729	88.2%
Houston	TX	3	41,775	8.5%	1,188	992	83.5%
Cleveland	OH	2	38,526	7.9%	1,276	1,201	94.1%
Atlanta	GA	3	38,049	7.7%	1,659	1,625	98.0%
Baltimore	MD	2	33,533	6.8%	968	961	99.3%
Chicago	IL	7	30,808	6.3%	1,578	1,325	84.0%
New York	NY	1	28,111	5.7%	372	354	95.2%
Boston	MA	2	19,949	4.0%	948	948	100.0%
Pittsburgh	PA	1	15,329	3.1%	824	824	100.0%
Denver	CO	1	13,035	2.7%	478	478	100.0%
Los Angeles	CA	1	7,781	1.6%	264	248	93.9%
Dallas	TX	1	7,718	1.6%	310	310	100.0%
Suburban Maryland	MD	1	7,219	1.5%	393	393	100.0%
Phoenix	AZ	1	6,151	1.3%	267	262	98.1%
Total		**36**	**$ 490,907**	**100.0%**	**15,428**	**14,394**	**93.3%**

Market Distribution by Annualized Lease Revenue

(Top 10 Markets = 88.2%)


Other
11.8%
Boston
4.0%
New York
5.7%
Chicago
6.3%
Baltimore
6.8%
Atlanta
7.7%
Cleveland
7.9%
Houston
8.5%
Northern New Jersey
9.7%
Washington, D.C.
12.4%
San Francisco
19.2%

Supplemental Information - Q4 2014 19

Columbia Property Trust, Inc. Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 12/31/2014)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Leased Square Footage	% of Leased Square Footage	Wtg Ave Remaining Lease Term Years (2)
Wells Fargo Bank N.A.	AA-	3	$ 27,924	5.7%	701	4.9%	10.7
Jones Day	Not Rated	1	27,581	5.6%	353	2.5%	1.8
AT&T Corporation/AT&T Services	A-	1	21,704	4.4%	955	6.6%	6.0
PSEG Services Corporation	BBB+	1	20,735	4.2%	961	6.7%	14.8
IBM	AA-	4	20,506	4.2%	976	6.8%	3.3
Keybank National Association	A-	1	19,819	4.0%	676	4.7%	11.0
Pershing LLC	A+	1	17,158	3.5%	471	3.3%	6.5
Westinghouse Electric Company	BBB	1	15,329	3.1%	824	5.7%	10.4
T Rowe Price Associates Inc.	Not Rated	1	15,094	3.1%	425	3.0%	13.0
CH2M Hill, Inc.	Not Rated	1	13,035	2.7%	478	3.3%	2.8
Foster Wheeler	BBB-	1	12,350	2.5%	332	2.3%	3.7
Alcatel-Lucent	B-	1	9,465	1.9%	458	3.2%	2.1
Newell Rubbermaid, Inc.	BBB-	2	8,767	1.8%	411	2.9%	5.8
Fulbright & Jaworski	Not Rated	1	8,760	1.8%	127	0.9%	0.5
Northrop Grumman Systems Corporation	BBB+	1	8,048	1.7%	315	2.2%	2.8
DLA Piper US, LLP	Not Rated	1	7,848	1.6%	119	0.8%	3.5
Shearman & Sterling	Not Rated	1	7,027	1.4%	93	0.6%	1.3
Acxiom/May and Speh Inc	BB	1	6,990	1.4%	322	2.2%	6.9
OfficeMax	B-	1	6,672	1.4%	354	2.5%	2.4
Edison Electric Institute	Not Rated	1	5,883	1.2%	77	0.5%	15.6
Subtotal - Top 20			**$ 280,695**	**57.2%**	**9,428**	**65.6%**	**6.8**
All other			210,212	42.8%	4,966	34.4%	4.9
Total			**$ 490,907**	**100.0%**	**14,394**	**100.0%**	**6.0**

Tenant Industry Profile


Services - Legal Services
17.8%
Other
22.5%
Fire - Depository Institutions
14.1%
Fire - Non Depository Institutions
2.6%
Manf. - Transportation Equipment
3.4%
Manf. - Industrial Machinery And Equipment
4.7%
Services - Business Services
8.4%
Trans & Util - Communication
5.8%
Services - Engineering & Management Services
6.2%
Trans & Util - Electric, Gas, And Sanitary Services
7.9%
Fire - Security And Commodity Brokers
6.6%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Based on Annualized Lease Revenue.

Supplemental Information - Q4 2014 20

Unaudited (SF & $ in thousands) (at 12/31/2014) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 1,034 6.7% 27,744 5.7% 803 5.2% 59,723 12.2% 1,238 8.0% 72,256 14.7% 2,476 16.0% 41,002 8.4% 935 6.1% 16,436 3.3% 415 2.7% 40,176 8.2% 1,308 8.5% 62,007 12.6% 1,999 13.0% 25,151 5.1% 735 4.8% 24,503 5.0% 641 4.1% 5,095 1.0% 150 1.0% 17,670 3.6% 910 5.9% 30,901 6.3% 855 5.5% 148 0.0% 4 0.0% 15,094 3.1% 425 2.8% 53,001 10.8% 1,500 9.7% 490,907$ 100.0% 15,428 100.0% Supplemental Information - Q4 2014 21 2023 2029+ Total 2024 2025 2026 2027 2028 NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Lease Expiration ScheduleColumbia Property Trust, Inc. Vacant 2015 2016 2017 Year 2018 2019 2020 2021 2022 5.7% 12.2% 14.7% 8.4% 3.3% 8.2% 12.6% 5.1% 5.0% 1.0% 3.6% 6.3% 0.0% 3.1% 10.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc. Geographic Lease Expirations

Unaudited (in thousands, except square footage & percentages)

	Three Months Ended							
	03/31/15		06/30/15		09/30/15		12/31/15	
Geography	Expiring Square Footage	Expiring ALR (1), (2)	Expiring Square Footage	Expiring ALR (1), (2)	Expiring Square Footage	Expiring ALR (1), (2)	Expiring Square Footage	Expiring ALR (1), (2)
San Francisco	15,123	$ 630	84	$ 2	27,112	$ 1,035	24,856	$ 948
Washington, D.C.	3,156	167	-	-	127,804	8,810	5,104	267
Northern New Jersey	-	-	3,471	265	-	-	136,565	1,276
Houston	-	-	-	-	-	-	-	-
Cleveland	-	-	45,304	1,009	198,381	5,991	-	-
Atlanta	108,313	3,613	3,815	99	-	-	6,450	184
Baltimore	-	-	-	-	7,986	300	-	-
Chicago	13,679	440	-	-	-	-	36,415	1,134
New York	-	-	-	-	-	-	-	-
Boston	-	-	-	-	-	-	-	-
Pittsburgh	-	-	-	-	-	-	-	-
Denver	-	-	-	-	-	-	-	-
Los Angeles	-	-	7,642	292	-	-	-	-
Dallas	-	-	-	-	-	-	-	-
Suburban Maryland	-	-	-	-	-	-	-	-
Phoenix	12,876	331	16,790	449	-	-	2,339	59
Total	**153,147**	**$ 5,181**	**77,106**	**$ 2,116**	**361,283**	**$ 16,136**	**211,729**	**$ 3,868**
% of Total Portfolio	**1.0%**	**1.1%**	**0.5%**	**0.4%**	**2.3%**	**3.3%**	**1.4%**	**0.8%**

(1) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

(2) For presentation purposes, expiring ALR does not include revenue from leases with no associated square footage (i.e. antenna). As such, total expiring ALR for 2015 will not agree to that presented on the previous page (Lease Expiration Schedule).

Supplemental Information - Q4 2014 22

Columbia Property Trust, Inc. Leasing Summary

Unaudited, Weighted average unless otherwise noted

Renewal Leases	Three Months Ended				
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Number of Leases	6	6	7	4	9
Square Feet of Leasing	189,393	44,986	63,558	442,646	170,755
Lease Term (months)	157	158	81	166	70
Cash Rent Releasing Spread	-0.8%	40.1%	-1.4%	-20.8%	-14.7%
GAAP Rent Releasing Spread	6.5%	49.5%	12.2%	-5.9%	-8.9%
Tenant Improvements per Square Foot	91.41	82.84	43.48	29.74	18.95
Leasing Commissions per Square Foot	44.50	3.58	30.10	12.97	6.11
Total per Square Foot	**$ 135.91**	**$ 86.42**	**$ 73.58**	**$ 42.71**	**$ 25.06**
Tenant Improvements per Square Foot per Year of Lease Term	7.01	6.29	6.46	2.16	3.24
Leasing Commissions per Square Foot per Year of Lease Term	3.41	0.27	4.48	0.94	1.05
Total per Square Foot per Year	**$ 10.42**	**$ 6.56**	**$ 10.94**	**$ 3.10**	**$ 4.29**

New Leases (Space Vacant > 1 Year)	Three Months Ended				
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Number of Leases	6	8	9	1	7
Square Feet of Leasing	38,361	71,756	125,189	2,758	165,869
Lease Term (months)	89	93	126	65	82
Tenant Improvements per Square Foot	57.07	56.97	48.59	7.00	37.62
Leasing Commissions per Square Foot	20.20	20.69	19.06	21.55	15.18
Total per Square Foot	**$ 77.27**	**$ 77.66**	**$ 67.65**	**$ 28.55**	**$ 52.80**
Tenant Improvements per Square Foot per Year of Lease Term	7.70	7.37	4.62	1.29	5.51
Leasing Commissions per Square Foot per Year of Lease Term	2.72	2.68	1.81	3.98	2.22
Total per Square Foot per Year	**$ 10.42**	**$ 10.04**	**$ 6.43**	**$ 5.27**	**$ 7.73**

New Leases (Space Vacant < 1 Year) (1)	Three Months Ended				
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Number of Leases	7	1	2	4	7
Square Feet of Leasing	95,711	6,287	4,540	14,637	165,832
Lease Term (months)	103	88	42	104	152
Cash Rent Releasing Spread	6.2%	187.5%	1.0%	8.7%	4.6%
GAAP Rent Releasing Spread	14.6%	225.1%	14.0%	20.4%	11.1%
Tenant Improvements per Square Foot	43.24	53.33	9.72	37.50	51.66
Leasing Commissions per Square Foot	28.42	20.00	12.25	22.10	12.83
Total per Square Foot	**$ 71.66**	**$ 73.33**	**$ 21.97**	**$ 59.60**	**$ 64.49**
Tenant Improvements per Square Foot per Year of Lease Term	5.02	7.27	2.77	4.33	4.07
Leasing Commissions per Square Foot per Year of Lease Term	3.30	2.73	3.49	2.55	1.01
Total per Square Foot per Year	**$ 8.32**	**$ 10.00**	**$ 6.26**	**$ 6.88**	**$ 5.08**

Total Leases	Three Months Ended				
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Number of Leases	19	15	18	9	23
Square Feet of Leasing	323,465	123,029	193,287	460,041	502,456
Lease Term (months)	141	117	111	164	101
Cash Rent Releasing Spread	0.7%	58.7%	-1.2%	-20.1%	-4.3%
GAAP Rent Releasing Spread	8.2%	71.6%	12.3%	-5.3%	1.8%
Tenant Improvements per Square Foot	79.44	66.60	46.31	29.79	36.94
Leasing Commissions per Square Foot	39.53	14.15	22.36	13.22	11.97
Total per Square Foot	**$ 118.97**	**$ 80.75**	**$ 68.67**	**$ 43.01**	**$ 48.91**
Tenant Improvements per Square Foot per Year of Lease Term	6.50	6.97	5.18	2.22	4.26
Leasing Commissions per Square Foot per Year of Lease Term	3.30	1.80	2.73	1.01	1.42
Total per Square Foot per Year	**$ 9.80**	**$ 8.77**	**$ 7.91**	**$ 3.23**	**$ 5.69**

(1) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q4 2014 23

Unaudited (SF in thousands) Leased Rentable Percent Square Footage Square Footage Leased As of September 30, 2014 15,396 16,468 93.5% Portfolio Activity (1) Disposition: Lenox Park Buildings (1,040) (1,040) 100.0% Subtotal 14,356 15,428 93.1% Leasing Activity New Leases (2) 93 - Lease Expirations/Early Terminations (55) Net Absorption 38 - As of December 31, 2014 14,394 15,428 93.3% (1) As of disposition date. Supplemental Information - Q4 2014 24 (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing tenant. 12/31/2014 Columbia Property Trust, Inc. Occupancy Rollforward Three Months Ended 92.3% 92.4% 93.5% 93.5% 93.3% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 Historical Percent Leased Percent Leased

Unaudited ($ in thousands) 12/31/2014 9/30/2014 6/30/2014 3/31/2014 12/31/2013 Recurring 4,999$ 3,926$ 3,268$ 7,150$ 7,599$ Non-Recurring 815 1,616 2,419 130 114 Building Capital 5,814$ 5,542$ 5,687$ 7,280$ 7,713$ Recurring 4,350$ 5,294$ 6,512$ 1,811$ 7,628$ Non-Recurring 7,068 5,685 2,683 584 126 Tenant Improvements 11,418$ 10,979$ 9,195$ 2,395$ 7,754$ Recurring 7,166$ 1,456$ 709$ 5,964$ 3,281$ Non-Recurring 1,208 834 2,619 1,053 1,574 Leasing Commissions 8,374$ 2,290$ 3,328$ 7,017$ 4,855$ Recurring 4,422$ (185)$ 714$ 4,419$ (390)$ Non-Recurring (3,950) (218) 6,055 79 277 Other Leasing Costs 472$ (403)$ 6,769$ 4,498$ (113)$ Total Recurring 20,937$ 10,491$ 11,203$ 19,344$ 18,118$ Total Non-Recurring 5,141 7,917 13,776 1,846 2,091 Total Capital 26,078$ 18,408$ 24,979$ 21,190$ 20,209$ NOTE: See page 28 of this supplemental report for a description of Recurring and Non-Recurring Capital Expenditures. Supplemental Information - Q4 2014 25 Columbia Property Trust, Inc. Capital Expenditures Capital Expenditure Summary Three Months Ended

Columbia Property Trust, Inc. Transaction Activity

Unaudited ($ in thousands) (at 2/12/2015)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
315 PARK AVENUE SOUTH (1)	New York, NY	1/7/2015	100.0%		341,330		94.9%
1881 CAMPUS COMMONS (1)	Reston, VA	1/7/2015	100.0%		244,565		78.0%
Subtotal (2 Property Portfolio)				$ 436,000	585,895	$ 744	
116 HUNTINGTON AVENUE (1)	Boston, MA	1/8/2015	100.0%	152,000	274,218	554	78.0%
650 CALIFORNIA STREET	San Francisco, CA	9/9/2014	100.0%	310,200	478,392	648	88.1%
221 MAIN STREET	San Francisco, CA	4/22/2014	100.0%	228,800	387,943	590	82.8%
333 MARKET STREET	San Francisco, CA	12/21/2012	100.0%	395,250	657,114	601	100.0%
TOTAL				**$ 1,522,250**	**2,383,562**		

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
LENOX PARK BUILDINGS	Atlanta, GA	10/3/2014	100.0%	$ 290,000	1,040,327	$ 279	100.0%
9 TECHNOLOGY DRIVE	Boston, MA	8/22/2014	100.0%	47,000	250,813	187	100.0%
7031 COLUMBIA GATEWAY DRIVE	Baltimore, MD	7/1/2014	100.0%	59,509	247,624	240	100.0%
200 SOUTH ORANGE	Orlando, FL	6/30/2014	100.0%	18,800	128,296	147	100.0%
180 PARK AVENUE #103	Northern New Jersey	6/4/2014	100.0%	10,200	240,274	42	0.0%
2500 WINDY RIDGE PARKWAY	Atlanta, GA	11/5/2013	100.0%		315,918		100.0%
4200 WILDWOOD PARKWAY	Atlanta, GA	11/5/2013	100.0%		265,078		100.0%
4100 - 4300 WILDWOOD PARKWAY	Atlanta, GA	11/5/2013	100.0%		250,000		80.0%
120 EAGLE ROCK	Northern New Jersey	11/5/2013	100.0%		177,820		35.4%
919 HIDDEN RIDGE	Dallas, TX	11/5/2013	100.0%		253,340		100.0%
4300 CENTREWAY PLACE	Dallas, TX	11/5/2013	100.0%		139,445		94.3%
ONE CENTURY PLACE	Nashville, TN	11/5/2013	100.0%		538,790		95.2%
STERLING COMMERCE CENTER	Columbus, OH	11/5/2013	100.0%		322,679		100.0%
CHASE CENTER BUILDING	Columbus, OH	11/5/2013	100.0%		388,669		100.0%
4241 IRWIN SIMPSON	Cincinnati, OH	11/5/2013	100.0%		223,533		100.0%
8990 DUKE ROAD	Cincinnati, OH	11/5/2013	100.0%		78,240		100.0%
11200 WEST PARKLAND AVENUE	Milwaukee, WI	11/5/2013	100.0%		229,627		100.0%
COLLEGE PARK PLAZA	Indianapolis, IN	11/5/2013	100.0%		179,460		79.9%
1200 MORRIS DRIVE	Philadelphia, PA	11/5/2013	100.0%		114,071		100.0%
13655 RIVERPORT DRIVE	St. Louis, MO	11/5/2013	100.0%		188,500		100.0%
15815 25TH AVENUE WEST	Seattle, WA	11/5/2013	100.0%		87,385		100.0%
16201 25TH AVENUE WEST	Seattle, WA	11/5/2013	100.0%		68,962		0.0%
333 & 777 REPUBLIC DRIVE	Detroit, MI	11/5/2013	100.0%		169,200		100.0%
Subtotal (18 Property Portfolio)				521,500	3,990,717	131	
DVINTSEV	Moscow, Russia	3/21/2013	100.0%	67,500	144,863	466	93.1%
ONE WEST FOURTH STREET	Winston-Salem, NC	12/12/2012	100.0%		431,466		84.2%
180 E. 100 SOUTH	Salt Lake City, UT	12/12/2012	100.0%		210,781		0.0%
BALDWIN POINT	Orlando, FL	12/12/2012	100.0%		164,766		87.7%
TAMPA COMMONS	Tampa, FL	12/12/2012	100.0%		254,808		65.7%
LAKEPOINTE 3	Charlotte, NC	12/12/2012	100.0%		112,580		100.0%
LAKEPOINTE 5	Charlotte, NC	12/12/2012	100.0%		111,847		100.0%
11950 CORPORATE BOULEVARD	Orlando, FL	12/12/2012	100.0%		226,548		100.0%
EDGEWATER CORPORATE CENTER	Lancaster, SC	12/12/2012	100.0%		182,000		77.2%
2000 PARK LANE	North Fayette, PA	12/12/2012	100.0%		234,859		61.7%
Subtotal (9 Property Portfolio)				260,501	1,929,655	135	
5995 OPUS PARKWAY	Minnetonka, MN	1/12/2012	100.0%	22,750	165,007	138	99.9%
EMERALD POINT	Dublin, CA	1/9/2012	100.0%	37,250	195,729	190	31.1%
TOTAL				**$ 1,335,010**	**8,333,305**		

(1) Property acquired subsequent to quarter end. Unless explicitly stated, operational and portfolio information contained in this supplement does not reflect this transaction.

Supplemental Information - Q4 2014 26

Unaudited Supplemental Information - Q4 2014 27 Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized Funds From Operations: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for (i) real estate acquisition-related costs, (ii) listing costs, and (iii) loss on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. DefinitionsColumbia Property Trust, Inc. Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Normalized FFO to exclude (i) additional amortization of lease assets (liabilities), (ii) straight-line rental income, (iii) straight-line rental income - lease terminations, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of the sustainability of our ongoing operating performance, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of our liquidity. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs.

Unaudited Supplemental Information - Q4 2014 28 Cash Net Operating Income (“Cash NOI”): Cash NOI is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) cash lease termination income, (v) amortization of deferred maintenance, (vi) straight-line rent, (vii) straight-line rent - lease terminations, (viii) net effect of above/(below) market amortization, (ix) GAAP lease termination expense (x) discontinued operations adjustments. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. Cash NOI is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. DefinitionsColumbia Property Trust, Inc. GAAP Net Operating Income (“GAAP NOI”): GAAP NOI is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) GAAP lease termination income, (v) discontinued operations adjustments. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. GAAP NOI is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties owned or placed in service during the entire span of the current and prior year reporting periods. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Recurring Capital Expenditures: Recurring Capital Expenditures are defined as capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Recurring capital expenditures include building capital, tenant improvements, and leasing commissions. This measure excludes capital for first generation leasing and acquisitions. Non-Recurring Capital Expenditures : Non-Recurring Capital Expenditures are defined as capital expenditures incurred to repurpose a building and to lease space to first generation tenants. Capital expenditures that don’t meet the definition of “recurring capital expenditures” are also included in this measure.

Columbia Property Trust, Inc. Company Overview

Unaudited - pro forma for January 2015 acquisitions

This data supplements the information provided in our reports filed with the Securities and Exchange Commission and should be reviewed in conjunction with such filings.

	As of Period End	As of Period End
	12/31/2014	12/31/2014
	Before Acquisitions	After Acquisitions
Select Portfolio Statistics		
Number of Properties / Buildings	36 / 52	39 / 55
Office Rentable Square Footage (in thousands)	15,428	16,288
Percent Leased	93.3%	92.8%
Percent Occupied	92.7%	92.3%
Percentage of Properties Multi-Tenant / Single (1)	69% / 31%	72% / 28%
Office Percentage of Portfolio (2)	98%	98%
Numbers of Markets / States (3)	15 / 13	15 / 13
Percentage of ALR from Top-10 Markets	88%	89%
Percentage of Portfolio Central Business District / Suburban (1)	58% / 42%	61% / 39%
Weighted Average Tenant Credit Rating (1) (4)	A-	A-
Weighted Average Lease Term Remaining (1)	6.0 Years	5.8 Years
Balance Sheet ($ in thousands)		
Gross Real Estate Assets (5)	$5,216,396	$5,804,396
Gross Real Estate Assets - Unencumbered (5) (6)	$3,216,816	$3,804,816
Total Gross Debt	$1,680,884	$2,120,884
Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets	61.7%	65.6%
Total Debt / Gross Real Estate Assets	32.2%	36.5%
Rating / Outlook		
Standard & Poor's	BBB- / Positive	BBB- / Positive
Moody's	Baa2 / Stable	Baa2 / Stable
Number of Employees	99	99

(1) Based on Annualized Lease Revenue (ALR).
(2) Based on square feet.
(3) Includes Washington, D.C.
(4) Based on rated tenants.
(5) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, (v) intangible lease origination costs, less (vi) intangible lease liabilities.
(6) Unencumbered assets are those not subject to mortgage debt.

Supplemental Information - Q4 2014 29

Columbia Property Trust, Inc. Debt Overview

Unaudited ($ in thousands) (at 12/31/2014) - pro forma for January 2015 acquisitions

Facility	Maturity	Rate	Rate Type	Balance	% of Total Debt
Secured					
333 Market Street Building mortgage note (1)	July-15	4.75%	Fixed	$ 206,810	9.8%
SanTan Corporate Center mortgage notes	October-16	5.83%	Fixed	39,000	1.9%
221 Main Street mortgage note	May-17	3.95%	Fixed	73,000	3.4%
100 East Pratt Street Building mortgage note (2)	June-17	5.08%	Fixed	105,000	5.0%
215 Diehl Road Building mortgage note	July-17	5.55%	Fixed	21,000	1.0%
263 Shuman Boulevard Building mortgage note	July-17	5.55%	Fixed	49,000	2.3%
One Glenlake Building mortgage note	December-18	5.80%	Fixed	32,074	1.5%
650 California Street mortgage note	July-19	3.60%	Fixed	130,000	6.1%
Market Square Buildings mortgage note	July-23	5.07%	Fixed	325,000	15.3%
Weighted Average / Subtotal	**4.3 Years**	**4.81%**		**$ 980,884**	**46.3%**
Unsecured					
Bridge Loan (3)	July-15	LIBOR + 115 bps	Floating	$ 300,000	14.1%
$450 Million Term Loan (4)	February-16	2.07%	Fixed	450,000	21.2%
Revolving Credit Facility ($500 MM) (5)	August-17	LIBOR + 110 bps	Floating	140,000	6.6%
5.875% Unsecured Senior Notes	April-18	5.88%	Fixed	249,182	11.8%
Weighted Average / Subtotal	**1.6 Years**	**2.61%**		**$ 1,139,182**	**53.7%**
Weighted Average / Total	**2.9 Years**	**3.63%**		**$ 2,120,066**	**100.0%**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	3.3 Years	4.24%		$ 1,680,066	79.2%
Floating Rate Debt	1.2 Years	1.31%		440,000	20.8%
Total	**2.9 Years**	**3.63%**		**$ 2,120,066**	**100.0%**

(1) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the 333 Market Street Building mortgage note at 4.75% per annum and terminates on July 1, 2015. This interest rate swap agreement does not qualify for hedge accounting treatment; therefore, changes in fair value are recorded as a gain or loss on interest rate swaps in our consolidated statements of operations.

(2) Loan is eligible for repayment without penalty beginning July 11, 2015.

(3) The Bridge Loan bears interest, at the option of Columbia Property Trust, at either (a) an alternate base rate plus an applicable margin ranging from 0.00% to 0.80% based on credit rating, or (b) LIBOR plus an applicable margin based on four stated pricing levels ranging from 1.00% to 1.80% based on credit rating. This loan carries one six-month extension option.

(4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $450 Million Term Loan at 2.07% per annum and terminates on February 3, 2016. The spread over the swapped rate is based on the company's credit rating with a range from 1.15% to 1.95%. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income. This loan carries two 1-year extension options.

(5) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 1.00% to 1.70% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.70% based on credit rating. This facility carries one 1-year extension option.

Supplemental Information - Q4 2014 30

Columbia Property Trust, Inc. Property Overview

Unaudited (SF & $ in thousands) (at 12/31/2014) - pro forma for January 2015 acquisitions

Property	Market	Ownership %	Secured Debt?	Annualized Lease Revenue (ALR)	% of ALR	ALR / Leased S.F.	Rentable S.F.	Leased S.F.	% Leased
UNIVERSITY CIRCLE	San Francisco, CA	100%		$ 34,214	6.5%	$ 76.71	451	446	98.9%
333 MARKET STREET	San Francisco, CA	100%	Yes	24,077	4.6%	36.65	657	657	100.0%
650 CALIFORNIA STREET	San Francisco, CA	100%	Yes	20,127	3.8%	47.58	478	423	88.5%
221 MAIN STREET	San Francisco, CA	100%	Yes	15,682	3.0%	46.12	388	340	87.6%
Subtotal - San Francisco				94,100	17.9%	50.43	1,974	1,866	94.5%
MARKET SQUARE	Washington, D.C.	100%	Yes	48,161	9.1%	76.81	684	627	91.7%
80 M STREET	Washington, D.C.	100%		12,911	2.4%	51.44	285	251	88.1%
1881 CAMPUS COMMONS	Washington, D.C.	100%		5,800	1.1%	30.37	245	191	78.0%
Subtotal - Washington, D.C.				66,872	12.6%	62.56	1,214	1,069	88.1%
222 EAST 41ST STREET	New York, NY	100%		28,111	5.3%	79.41	372	354	95.2%
315 PARK AVENUE SOUTH	New York, NY	100%		21,031	4.0%	64.91	341	324	94.9%
Subtotal - New York				49,142	9.3%	72.48	713	678	95.1%
INTERNATIONAL FINANCIAL TOWER	Northern New Jersey	100%		23,136	4.4%	37.26	630	621	98.6%
80 PARK PLAZA	Northern New Jersey	100%		20,735	3.9%	21.58	961	961	100.0%
180 PARK AVENUE	Northern New Jersey	100%		3,880	0.8%	26.39	224	147	65.6%
170 PARK AVENUE	Northern New Jersey	100%		-	0.0%	-	145	-	0.0%
Subtotal - Northern New Jersey				47,751	9.1%	27.62	1,960	1,729	88.2%
5 HOUSTON CENTER	Houston, TX	100%		26,713	5.1%	51.37	581	520	89.5%
ENERGY CENTER I	Houston, TX	100%		12,350	2.3%	37.20	332	332	100.0%
515 POST OAK	Houston, TX	100%		2,712	0.5%	19.37	275	140	50.9%
Subtotal - Houston				41,775	7.9%	42.11	1,188	992	83.5%
KEY CENTER TOWER	Cleveland, OH	100%		38,526	7.3%	32.08	1,276	1,201	94.1%
KEY CENTER MARRIOTT (HOTEL)	Cleveland, OH	100%		-	0.0%	-	-	-	0.0%
Subtotal - Cleveland				38,526	7.3%	32.08	1,276	1,201	94.1%
LINDBERGH CENTER	Atlanta, GA	100%		21,704	4.1%	22.73	955	955	100.0%
ONE GLENLAKE PARKWAY	Atlanta, GA	100%	Yes	9,014	1.7%	28.62	349	315	90.3%
THREE GLENLAKE PARKWAY	Atlanta, GA	100%		7,331	1.4%	20.65	355	355	100.0%
Subtotal - Atlanta				38,049	7.2%	23.41	1,659	1,625	98.0%
100 EAST PRATT	Baltimore, MD	100%	Yes	25,485	4.9%	39.45	653	646	98.9%
1580 WEST NURSERY ROAD	Baltimore, MD	100%		8,048	1.5%	25.55	315	315	100.0%
Subtotal - Baltimore				33,533	6.4%	34.89	968	961	99.3%
ACXIOM	Chicago, IL	100%		6,990	1.3%	21.71	322	322	100.0%
263 SHUMAN BOULEVARD	Chicago, IL	100%	Yes	6,672	1.2%	18.85	354	354	100.0%
HIGHLAND LANDMARK III	Chicago, IL	100%		5,922	1.1%	30.53	273	194	71.1%
THE CORRIDORS III	Chicago, IL	100%		5,565	1.1%	25.07	222	222	100.0%
215 DIEHL ROAD	Chicago, IL	100%	Yes	4,177	0.8%	25.78	162	162	100.0%
544 LAKEVIEW	Chicago, IL	100% (1)		1,482	0.3%	20.87	139	71	51.1%
BANNOCKBURN LAKE III	Chicago, IL	100%		-	0.0%	-	106	-	0.0%
Subtotal - Chicago				30,808	5.8%	23.25	1,578	1,325	84.0%
550 KING STREET BUILDINGS	Boston, MA	100%		10,484	2.0%	21.40	490	490	100.0%
116 HUNTINGTON AVENUE	Boston, MA	100%		9,494	1.8%	44.36	274	214	78.0%
ROBBINS ROAD	Boston, MA	100%		9,465	1.8%	20.67	458	458	100.0%
Subtotal - Boston				29,443	5.6%	25.34	1,222	1,162	95.1%
CRANBERRY WOODS DRIVE	Pittsburgh, PA	100%		15,329	2.9%	18.60	824	824	100.0%
SOUTH JAMAICA STREET	Denver, CO	100%		13,035	2.4%	27.27	478	478	100.0%
PASADENA CORPORATE PARK	Los Angeles, CA	100%		7,781	1.5%	31.38	264	248	93.9%
STERLING COMMERCE	Dallas, TX	100%		7,718	1.5%	24.90	310	310	100.0%
800 NORTH FREDERICK	Suburban Maryland	100%		7,219	1.4%	18.37	393	393	100.0%
SANTAN CORPORATE CENTER	Phoenix, AZ	100%	Yes	6,151	1.2%	23.48	267	262	98.1%
Total - All Properties				**$ 527,232**	**100.0%**	**$ 34.86**	**16,288**	**15,123**	**92.8%**

(1) 544 Lakeview is owned through a subsidiary in which Columbia Property Trust holds a 50% ownership interest, and holds a 100% economic interest.

Supplemental Information - Q4 2014 31

Columbia Property Trust, Inc. Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 12/31/2014) - pro forma for January 2015 acquisitions

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Leased Square Footage	% of Leased Square Footage	Wtg Ave Remaining Lease Term Years (2)
Wells Fargo Bank N.A.	AA-	3	$ 27,924	5.3%	701	4.6%	10.7
Jones Day	Not Rated	1	27,581	5.2%	353	2.3%	1.8
AT&T Corporation/AT&T Services	A-	1	21,704	4.1%	955	6.3%	6.0
PSEG Services Corporation	BBB+	1	20,735	3.9%	961	6.4%	14.8
IBM	AA-	4	20,506	3.9%	976	6.5%	3.3
Keybank National Association	A-	1	19,819	3.8%	676	4.5%	11.0
Credit Suisse	A	2	19,148	3.6%	297	2.0%	2.5
Pershing LLC	A+	1	17,158	3.3%	471	3.1%	6.5
Westinghouse Electric Company	BBB	1	15,329	2.9%	824	5.4%	10.4
T Rowe Price Associates Inc.	Not Rated	1	15,094	2.9%	425	2.8%	13.0
CH2M Hill, Inc.	Not Rated	1	13,035	2.5%	478	3.2%	2.8
Foster Wheeler	BBB-	1	12,350	2.3%	332	2.2%	3.7
Alcatel-Lucent	B-	1	9,465	1.8%	458	3.0%	2.1
Newell Rubbermaid, Inc.	BBB-	2	8,767	1.7%	411	2.7%	5.8
Fulbright & Jaworski	Not Rated	1	8,760	1.7%	127	0.8%	0.5
Northrop Grumman Systems Corporation	BBB+	1	8,048	1.5%	315	2.1%	2.8
DLA Piper US, LLP	Not Rated	1	7,848	1.5%	119	0.8%	3.5
Shearman & Sterling	Not Rated	1	7,027	1.3%	93	0.6%	1.3
Acxiom/May and Speh Inc	BB	1	6,990	1.3%	322	2.1%	6.9
OfficeMax	B-	1	6,672	1.3%	354	2.3%	2.4
Subtotal - Top 20			**$ 293,960**	**55.8%**	**9,648**	**63.7%**	**6.4**
All other			233,272	44.2%	5,475	36.3%	5.2
Total			**$ 527,232**	**100.0%**	**15,123**	**100%**	**5.8**

Tenant Industry Profile



Services - Legal Services
16.6%
Other
22.8%
Fire - Depository Institutions
13.1%
Retail - Miscellaneous Retail
2.6%
Manf. - Transportation Equipment
3.1%
Manf. - Industrial Machinery And Equipment
4.4%
Fire - Security And Commodity Brokers
9.1%
Trans & Util - Communication
5.5%
Services - Engineering & Management Services
6.4%
Services - Business Services
8.9%
7.5%
Trans & Util - Electric, Gas, And Sanitary Services

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Based on Annualized Lease Revenue.

Supplemental Information - Q4 2014 32

Unaudited (SF & $ in thousands) (at 12/31/2014) - pro forma for January 2015 acquisitions Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 1,165 7.2% 31,299 5.9% 863 5.3% 63,118 12.0% 1,310 8.0% 86,958 16.4% 2,729 16.8% 43,382 8.2% 998 6.1% 16,700 3.2% 427 2.6% 41,528 7.9% 1,335 8.2% 64,243 12.2% 2,055 12.6% 29,100 5.5% 818 5.0% 27,288 5.2% 706 4.3% 5,341 1.0% 156 1.0% 18,820 3.6% 927 5.7% 30,901 5.9% 855 5.3% 148 0.0% 4 0.0% 15,094 2.9% 425 2.6% 53,312 10.1% 1,515 9.3% 527,232$ 100.0% 16,288 100.0% Supplemental Information - Q4 2014 33 2023 2029+ Total 2024 2025 2026 2027 2028 NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Lease Expiration ScheduleColumbia Property Trust, Inc. Vacant 2015 2016 2017 Year 2018 2019 2020 2021 2022 5.9% 12.0% 16.4% 8.2% 3.2% 7.9% 12.2% 5.5% 5.2% 1.0% 3.6% 5.9% 0.0% 2.9% 10.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ Lease Expiration Schedule % of ALR Expiring